EXHIBIT (j)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Counsel and Independent Auditors" and to the use of our report dated May 22, 2000 with respect to Dreyfus Premier NexTech Fund in this Registration Statement (Form N-1A No. 333-34474) of Dreyfus Premier Opportunity Funds.


                                             ERNST & YOUNG LLP

New York, New York
June 25, 2001